UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21496
                                                     ---------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios, LP
                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-241-4141
                                                           ---------------------

                      Date of fiscal year end: MAY 31, 2004
                                               ------------

                     Date of reporting period: MAY 31, 2004
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

--------------------------------------------------------------------------------
                          MACQUARIE/FIRST TRUST GLOBAL
                INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME
                                      FUND
                                  ANNUAL REPORT
                  FOR THE PERIOD MARCH 16, 2004 TO MAY 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  MAY 31, 2004

 Shareholder Letter .......................................................  1

 Portfolio Commentary .....................................................  2

 Portfolio of Investments .................................................  6

 Statement of Assets and Liabilities ......................................  9

 Statement of Operations .................................................. 10

 Statement of Changes in Net Assets ....................................... 11

 Financial Highlights ..................................................... 12

 Notes to Financial Statements ............................................ 13

 Report of Independent Registered Public Accounting Firm .................. 18

 Dividend Reinvestment Plan ............................................... 19

 Proxy Voting Policies and Procedures ..................................... 19

 Management ............................................................... 20







                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary, you will obtain an understanding of how the market environment affected its performance. The statistical information that follows can help you understand how the Fund's performance and characteristics compare to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen, First Trust Advisors L.P., Macquarie Infrastructure Fund Advisor, LLC and Four Corners Capital Management, LLC personnel are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS WITH OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ACN 008 583 542, OR ANY ENTITY IN THE MACQUARIE BANK GROUP, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE DELAYS IN REPAYMENT AND LOSS OF INCOME AND CAPITAL INVESTED. NONE OF MACQUARIE BANK LIMITED, MACQUARIE INFRASTRUCTURE FUND ADVISOR, LLC, FOUR CORNERS CAPITAL MANAGEMENT, LLC, AND ANY MEMBER COMPANY OF THE MACQUARIE BANK GROUP GUARANTEES ANY PARTICULAR RATE OF RETURN OR THE PERFORMANCE OF THE FUND, NOR DO THEY GUARANTEE THE REPAYMENT OF CAPITAL FROM THE FUND OR ANY TAX TREATMENT OF ANY DISTRIBUTION BY THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  ANNUAL REPORT
                                  MAY 31, 2004

Dear Shareholders:

The Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") commenced trading on the New York Stock Exchange on March 26, 2004 under the ticker symbol MFD. First Trust Advisors, L.P. ("First Trust") is the Fund's investment advisor. Macquarie Infrastructure Fund Advisor, LLC ("MIFA") and Four Corners Capital Management, LLC ("Four Corners") are the Fund's investment sub-advisors. Four Corners specializes in managing portfolios of senior loans and structured financial assets. MIFA and Four Corners are members of the Macquarie group of companies, which manages, directly or indirectly, approximately $11 billion of Infrastructure Assets.

The goal of the Fund is to invest the portfolio's assets in issuers of infrastructure and utilities securities. The majority of such issuers will likely be located outside of the U.S. The Fund also utilizes leverage to invest in infrastructure senior loans. The leveraged assets are invested in floating rate infrastructure senior loans issued in the U.S. It is our goal that a substantial portion of the dividend income distributed by the Fund be tax advantaged. For U.S. taxpayers, the current maximum federal income tax rate on qualified stock dividends is 15% through to 2008.

Due to the rising interest rate environment in the second quarter of 2004, which coincided with the launch of MFD, the Fund's assets were deployed at a more measured pace than if we had been in a stable rate environment. Nevertheless, we are pleased that our first quarterly dividend of $0.30 per share, which was declared on June 17 and is scheduled to be paid on July 21, equates to an annualized distribution rate of 6% based on the $20.00 IPO market price.

I encourage shareholders to read the commentary from Jon Fitch, Portfolio
Manager.

Sincerely,

/S/ JAMES A. BOWEN
James A. Bowen
President of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
July 14, 2004

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COMMENTARY ON THE MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND
& INCOME FUND
--------------------------------------------------------------------------------

OVERVIEW:

The Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD or the Fund) began trading on the NYSE on March 26, 2004. On June 17, 2004, MFD declared its first quarterly distribution to shareholders of $0.30 per share, representing an annualized yield of 6%, based on the Fund's initial offering price of $20.00 per share.

The following commentary reviews the overall investment strategy of the Fund along with performance to date and portfolio composition as of May 31, 2004.

INVESTMENT STRATEGY:

MFD's primary investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. A goal of the Fund is to have a significant portion of the distributions qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

In pursuing this objective, MFD's investments will focus predominantly on securities of companies involved in the management, ownership and/or operation of infrastructure and utility assets. These assets in turn can be broadly classified into four categories:

      o Assets that are natural or near-natural monopolies and are regulated in the level of revenue earned or charges imposed. Companies in this category include certain power and gas transmission, generation and distribution assets, as well as certain water/waste-water treatment facilities and incumbent local exchange carriers.

      o Assets that depend on a form of user pay system for their main revenue source. Examples of assets that fall into this category include toll roads, airports, railways, ports and certain parking lots (e.g., airport related). The performance of these assets is usually dependent upon demographic factors.

      o Assets that provide basic social services to the community. These assets may include schools, hospitals and correction facilities, as well as certain water/waste-water treatment facilities.

      o Assets that compete in a market for the sale of a product or service and are therefore exposed to market risks. Competitive assets include certain electricity generation, solid waste disposal facilities, city and local parking lots, and certain communication asset classes (e.g., fixed-base wireless transmission towers and broadband television cable), as well as certain water/waste-water treatment facilities.

The advisor and sub-advisors expect that a high proportion of MFD's investments will be comprised of regulated assets, given the generally high cash yield, low risk nature of returns from this category of asset. They also believe that the infrastructure/utility asset class offers a number of unique and appealing characteristics for the Fund and its investors:

      o Essential services - Many Infrastructure Issuers are the sole providers of an essential product or service to a segment of the population, at a given time and cost, and often retain this characteristic for an extended period of time.

      o Monopolistic - Many Infrastructure Assets are monopolistic or near-monopolistic in nature, thereby providing a strategic competitive advantage. These Infrastructure Assets may be difficult to replicate due to: exclusive concession periods provided by legislation and/or regulation; natural barriers, planning or environmental restrictions or availability of land; high costs of new development; long-term sales contracts for a significant proportion of production; and other restrictions. A monopoly asset is attractive from an investor's perspective as the monopoly typically provides protection against competitor-induced pricing competition. This helps in the maintenance of operating and profit margins and provides more stability in the earnings stream.

      o Relatively inelastic demand - Demand may be more stable and less sensitive to changes in price as compared to other assets, with demand growth often linked to underlying economic or demographic growth. Stable operating cash flows generally result from this attribute and this stability may reduce the overall volatility of investor returns.

      o Long life assets - Infrastructure Assets may have long economic useful lives and may operate under long-term concessions/agreements.

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COMMENTARY ON THE MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND
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      o  Leverage on a fixed cost base - Many infrastructure assets are usually characterized by large levels of capital investment during the development phase of the asset. Once developed, on-going operational maintenance expenditure may be relatively low and stable. Should this be the case, increases in revenue (for example, due to traffic increases on a road asset) may not necessarily lead to proportionate increases in operating expenditure, leading to relatively high increases in surplus cashflow.

The Fund seeks to provide international diversification to investors. Under normal market conditions, the Fund will seek to invest more than 50% of the Fund's total assets outside of the U.S.A. These investments will focus on developed economies, reducing the level of potential currency volatility. Outside of the U.S.A., MFD may invest in the securities and instruments of issuers located in Canada, the United Kingdom, European Union member countries (as of March 25, 2004), Switzerland, Japan, Hong Kong, Singapore, Australia and New Zealand.

The advisor and sub-advisors believe that international diversity has two major benefits for investors. First, it gives investors exposure to the fundamentals of different economies, providing diversity against U.S. domiciled investments. Second, by investing in select developed economies, MFD should be able to provide investors with exposure to a much broader range of infrastructure/utility businesses.

PERFORMANCE SINCE LISTING:

Since MFD's listing at the end of March, U.S. equity markets have reacted negatively to potential interest rate tightenings in the U.S. The performance of income/yield securities, including closed-end funds, has been particularly weak. For example, over the period of March 26 (first day of trading) to May 31, 2004, the S&P Utility Index was down 1.4%.

Despite weakness in the U.S. equity markets and strength in the U.S. dollar (a negative for the NAV), MFD has achieved positive returns in NAV. This reflects MFD's strategy of capitalizing upon stock price weaknesses when making initial investments and establishing positions in international markets not displaying the same weaknesses evident in U.S. markets.

Despite gains in the underlying NAV, the MFD share price weakened over the period March 26 to May 31, 2004. Over this period, the NAV total return of the Fund was up 0.7% over its initial value of $19.10. Over the same period, the market share price total return was down 11.5% to $17.70 from its $20.00 IPO price. As a result, on May 31, 2004, the share price traded at an 8% discount to NAV. Post MFD's fiscal year end, the NAV traded higher at $19.70 as of July 13, which is net of the $0.30 per share dividend that went ex-dividend on July 6. The share price on this date was $17.40, an 11.7% discount to NAV.

The Advisors believe there are two major factors contributing to this share price discount. First, the share price of newly listed closed-end funds is often volatile in the initial months. Second, prices for closed-end funds in general have been particularly weak over this period, reflecting broader market concerns about potential interest rate tightenings and the predominantly yield/income nature of a number of closed-end funds (which are generally not as aggressively sought after in a rising interest rate environment).

PORTFOLIO COMPOSITION:

The Fund is comprised of two components. The "core component", consisting primarily of equity and equity-like securities issued by infrastructure issuers and the "senior loan component" comprised of infrastructure senior secured floating rate loans. The "core component" is funded by the issuance of equity, while the "senior loan leverage component" is funded by commercial paper debt financing. The Fund can borrow up to $75 million.

This provides a unique leverage structure for the Fund, where by the floating rate nature of the commercial paper facility has been matched to the floating rate nature of the senior secured loans. This is intended to protect the fund against rising interest rates.

SENIOR LOAN MARKET ENVIRONMENT

Since the Fund's March 16, 2004 inception date, the senior loan component of the Fund has benefited from over a year of trends that are conducive to floating-rate senior loan investing. These trends include a recovery in US economic fundamentals, stabilizing capital markets and favorable senior loan market technical factors. Specifically, monthly economic indicators have documented improvements in key employment, productivity, retail sales and manufacturing. Global equity and debt markets have reopened to good companies with credible prospects. And, commensurate with improving economic data, there is a renewed focus on inflation and the prospects for interest rate increases. This is especially appropriate at a time when the absolute level of rates has been at or near the lowest levels in over 45 years.

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COMMENTARY ON THE MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND
& INCOME FUND - CONTINUED
--------------------------------------------------------------------------------

Senior loan income has historically tracked short-term interest rates, which, in an expanding economy, tend to rise as an offset to the threat of inflation. In such a rising interest rate environment, we believe there are good prospects for higher income with less NAV downside than would be expected from a fixed-rate investment. Further, the floating-rate senior loan income should track the floating cost of the Fund's leverage.

As a result of declining default rates and an increased concern for the impact of rising rates, demand for floating rate investments during the last year has increased from both retail as well as institutional investors. Such positive inflows into the asset class represent a strong technical factor that has contributed to performance.

From the standpoint of quality, we remain confident that credit standards of senior loans being underwritten today remain well above the levels that contributed to the difficult default cycle of 2000-2002.

SENIOR LOAN INVESTMENT STRATEGY AND PORTFOLIO COMPOSITION

Four Corner's investment strategy is designed for long-term performance. In that regard, our strategy focuses on maintaining high analytical standards, portfolio diversity, and whenever possible, a proactive sell discipline. Given the relatively strong growth prospects of the economy anticipated at present, we structure portfolios across industry groups that we expect to be most likely to benefit from improving economic fundamentals while minimizing exposure to those industries that, despite broad economic improvements, are exposed to "crosscurrents" such as changing market demand, unmanageable costs or undue revenue pressures.

The Fund's floating rate leverage program became available just days before fiscal year-end. While the senior loan component is on track to become fully invested, our strategy is to reasonably increase portfolio diversity over time.

PORTFOLIO

As of May 31, 2004, 67% of potential available funds had been invested. The Fund had invested approximately 72% of a total $171 million of available cash raised from investors in the core component and 53% of a total $75 million funded from debt in the senior secured loan component. It is the intention to have approximately 70% of total available funds invested in the core component and 30% in the Senior Loan component, with both invested in securities of issuers within the infrastructure and infrastructure-related industries. This is summarized in the chart below.

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                              Portfolio Components

Core Component - Invested ....... 50%
Core Component - To be Invested . 20%
Senior Loans - Invested ......... 17%
Senior Loans - Undrawn Advance .. 13%

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COMMENTARY ON THE MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND
& INCOME FUND - CONTINUED
--------------------------------------------------------------------------------

With respect to the core component, the Fund had invested in 15 equity/equity-like securities, providing both geographic and industry diversity. With respect to the senior loan component, the Fund had invested in 24 senior secured loan facilities within the U.S.A across a number of infrastructure related industries. This is summarized in the charts below.

                               [GRAPHIC OMMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                            Country Diversification

Senior Loans (USA) .........  24%
Australia ..................   6%
Italy ......................   7%
United Kingdom .............  30%
Cash & Cash Equivalents ....   3%
United States ..............  14%
Canada .....................  16%

                               [GRAPHIC OMMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                            Industry Diversification

Senior Loans (Various) .....  24%
Gas Distribution ...........  11%
Distribution/Wholesale .....   6%
Utilities ..................  25%
Pipeline ...................   7%
Other ......................   4%
Electric ...................  23%

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS
MAY 31, 2004

                                                                     MARKET
   SHARES                         DESCRIPTION                         VALUE
------------    -----------------------------------------------  -------------

 COMMON STOCKS - 55.7%

              AUSTRALIA - 5.6%
      229,643 Australian Pipeline Trust ...................... $      432,623
   10,889,560 Envestra Ltd. ..................................      8,314,711
      614,070 GasNet Australia Group .........................        999,093
                                                               ---------------
                                                                    9,746,427
                                                               ---------------
              ITALY - 6.6%
    2,700,000 Snam Rete Gas SPA ..............................     11,375,015
                                                               ---------------

              UNITED KINGDOM - 30.2%
    1,106,479 AWG plc ........................................     12,456,051
      437,825 Kelda Group plc ................................      3,945,417
    1,000,000 National Grid Transco plc ......................      7,925,083
      282,392 Pennon Group plc ...............................      3,813,239
      805,000 Severn Trent plc ...............................     11,925,486
    1,212,999 United Utilities plc ...........................     12,087,287
                                                               ---------------
                                                                   52,152,563
                                                               ---------------
              UNITED STATES - 13.3%
      265,000 Ameren Corp. ...................................     11,713,000
      285,000 Consolidated Edison, Inc. ......................     11,189,100
                                                               ---------------
                                                                   22,902,100
                                                               ---------------
              TOTAL COMMON STOCKS ............................     96,176,105
                                                               ---------------
              (Cost $95,500,070)

              CANADIAN INCOME TRUSTS - 15.8%
    1,003,100 Northland Power Income Fund ....................      8,152,118
    1,176,400 Pembina Pipeline Income Fund ...................      9,784,655
      977,000 The Consumers' Waterheater Income Fund .........      9,414,883
                                                               ---------------
              TOTAL CANADIAN INCOME TRUSTS ...................     27,351,656
                                                               ---------------
              (Cost $27,150,844)

  PRINCIPAL                                                         MARKET
    VALUE                         DESCRIPTION                        VALUE
------------    -----------------------------------------------  -------------

 SENIOR FLOATING RATE INTERESTS - 24.2%

              CABLE TELEVISION - 1.7%
$   1,000,000 Century Cable Holdings, LLC,
                 Term Loan, 6/30/09 ..........................        969,583
    2,000,000 Charter Communications Operating, LLC,
                 Term Loan A, 4/27/10 ........................      1,956,944
                                                               ---------------
                                                                    2,926,527
                                                               ---------------
              COAL - 1.7%
    1,000,000 Consol Energy, Inc., L of C, 4/29/10*** ........      1,006,250
    1,920,000 Peabody Energy Corp., Term Loan B, 3/18/10 .....      1,932,960
                                                               ---------------
                                                                    2,939,210
                                                               ---------------
                       See Notes to Financial Statements.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (CONTINUED)
PORTFOLIO OF INVESTMENTS
MAY 31, 2004

  PRINCIPAL                                                         MARKET
    VALUE                         DESCRIPTION                        VALUE
------------    -----------------------------------------------  -------------

 SENIOR FLOATING RATE INTERESTS - CONTINUED

              ENVIRONMENTAL SERVICES - 1.2%
$   2,000,000 Duratek, Inc., Term Loan, 12/16/09 ............. $    1,997,500
                                                               ---------------

              HEALTHCARE (PROVIDERS & SERVICES) - 2.3%
    2,000,000 Genesis Healthcare Corp., Term Loan, 12/01/10 ..      2,019,166
    2,000,000 Vanguard Health Systems, Inc.,
                 Term Loan, 5/18/11 ..........................      2,004,166
                                                               ---------------
                                                                    4,023,332
                                                               ---------------
              OIL & GAS - 2.3%
    2,000,000 La Grange Acquisition, LP, Term Loan, 1/01/08 ..      2,010,000
    1,000,000 Transwestern Pipeline Company,
                 Term Loan B, 2/03/09 ........................      1,009,375
    1,000,000 Vulcan Energy Corp., Term Loan, 2/23/10 ........      1,009,375
                                                               ---------------
                                                                    4,028,750
                                                               ---------------
              ROAD & RAIL - 1.1%
    1,868,813 The Kansas City Southern Railway Company,
                 Term Loan B, 3/31/08 ........................      1,891,393
                                                               ---------------

              TELECOMMUNICATIONS (WIRELESS) - 2.9%
    2,000,000 American Tower Corp., Term Loan B, 8/31/11 .....      2,012,500
    2,000,000 Crown Castle Operating Company,
                 Term Loan B, 9/30/10 ........................      2,031,500
    1,000,000 GCI Holdings, Inc., Term Loan, 10/31/07 ........      1,005,625
                                                               ---------------
                                                                    5,049,625
                                                               ---------------
              UTILITY (ELECTRIC) - 11.0%
    2,000,000 Allegheny Energy, Inc., Term Loan B, 3/08/11 ...      2,001,072
    2,000,000 Astoria Energy LLC, Term Loan, 4/16/12 .........      2,007,500
    2,000,000 Centerpoint Energy, Inc., Term Loan, 10/07/06 ..      2,027,858
    2,000,000 Cogentrix Delaware Holdings, Inc.,
                 Term Loan, 2/25/09 ..........................      2,006,666
    1,000,000 Midwest Generation, LLC, Term Loan, 4/27/11 ....      1,008,750
    1,000,000 Mission Energy Holdings International, LLC,
                 Term Loan, 12/11/06 .........................      1,005,313
              NRG Energy, Inc.,
      719,600    Credit Link, 12/23/10 .......................        738,849
    1,280,400    Term Loan, 6/23/10 ..........................      1,314,651
    2,500,000 Reliant Resources, Inc., Term Loan B, 3/15/07 ..      2,465,105
    2,500,000 Saguaro Utility Group I Corp. (Unisource),
                 Term Loan DD, 3/25/11* ......................      2,465,625
              Sierra Pacific Company,
    1,000,000    L of C, 5/04/09*** ..........................      1,005,000
    1,000,000    L of C, 5/04/08*** ..........................      1,005,000
                                                               ---------------
                                                                   19,051,389
                                                               ---------------
              TOTAL SENIOR FLOATING RATE INTERESTS ...........     41,907,726
                                                               ---------------
              (Cost $39,548,120)



                   See Notes to Financial Statements.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (CONTINUED)
PORTFOLIO OF INVESTMENTS
MAY 31, 2004

  PRINCIPAL                                                         MARKET
    VALUE                         DESCRIPTION                        VALUE
------------    -----------------------------------------------  -------------

REPURCHASE AGREEMENT - 33.1%

(Cost $57,200,000)
$  57,200,000 Agreement with Wachovia Capital Markets, LLC,
              1.00% dated 5/28/04, to be repurchased at
              $57,206,356 on 6/01/04, collateralized by
              $68,314,812 GNMA Bond, 5.5% due 6/15/33
              (Value $68,340,430) ............................ $   57,200,000
                                                               ---------------
              UNFUNDED LOAN COMMITMENTS - (1.4)% .............     (2,493,750)
                                                               ---------------
              TOTAL INVESTMENTS - 127.4% .....................    220,141,737
              (Cost $219,399,034)**

              PAYABLE FOR INVESTMENTS PURCHASED - (27.7)% ....    (47,866,460)
                                                               ---------------
              NET OTHER ASSETS AND LIABILITIES - 0.3% ........        523,818
                                                               ---------------
              NET ASSETS - 100.0% ............................ $  172,799,095
                                                               ===============

--------------------------------------------------------------------------------
         *    Unfunded loan commitments. See footnote 2 for description.
        **    Aggregate cost for federal tax purposes.
       ***    Line of Credit

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

              Common Stocks
              Utilities ......................................         25.5%
              Electric .......................................         22.6
              Gas-Distribution ...............................         11.4
              Pipelines ......................................          6.5
              Distribution/Wholesale .........................          5.5
                                                                 ------------
              Total Common Stocks ............................         71.5
              Senior Floating Rate Interests .................         24.2
              Repurchase Agreement ...........................         33.1
              Payable for Investments Purchased ..............        (27.7)
              Unfunded Loan Commitments ......................         (1.4)
              Net Other Assets and Liabilities ...............          0.3
                                                                 ------------
                                                                      100.0%
                                                                 ============

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND MAY 31, 2004

ASSETS:
Investments, at value (See portfolio of investments) (a):
   Securities .............................................................  $162,941,737
   Repurchase Agreement ...................................................    57,200,000
                                                                             -------------
Total Investments .........................................................   220,141,737
Cash ......................................................................        38,005
Dividends receivable ......................................................       949,566
Interest receivable .......................................................         6,374
Prepaid expenses ..........................................................        17,991
                                                                             -------------
     Total Assets .........................................................   221,153,673
                                                                             -------------
LIABILITIES:
Payable for investment securities purchased ...............................    47,866,460
Investment advisory fee payable ...........................................       306,340
Offering costs payable ....................................................        65,414
Payable to administrator ..................................................        14,364
Accrued expenses and other payables .......................................       102,000
                                                                             -------------
     Total Liabilities ....................................................    48,354,578
                                                                             -------------
NET ASSETS ................................................................  $172,799,095
                                                                             =============
(a) Investments, at cost ..................................................  $219,399,034
                                                                             =============
NET ASSETS CONSIST OF:
Undistributed net investment income .......................................  $    919,321
Net unrealized appreciation of investments ................................       716,476
Par value .................................................................        89,802
Paid-in capital ...........................................................   171,073,496
                                                                             -------------
     Total Net Assets .....................................................  $172,799,095
                                                                             =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ......  $      19.24
                                                                             =============
Number of Common Shares outstanding .......................................     8,980,236
                                                                             =============


                     See Notes to Financial Statements.

STATEMENT OF OPERATIONS
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FOR THE PERIOD ENDED MAY 31, 2004*

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $85,082) ................................   $1,229,362
Interest .............................................................................      183,085
                                                                                         -----------
     Total investment income .........................................................    1,412,447
                                                                                         -----------
EXPENSES:
Investment advisory fee ..............................................................      306,340
Audit and legal fees .................................................................       59,500
Administration fee ...................................................................       27,977
Trustee's fees and expenses ..........................................................       17,000
Printing fees ........................................................................       12,500
Transfer agent fees ..................................................................       10,000
Custodian fees .......................................................................        7,098
Other ................................................................................       10,628
                                                                                         -----------
     Net expenses ....................................................................      451,043
                                                                                         -----------
NET INVESTMENT INCOME ................................................................      961,404
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investments .....................................................      (42,083)
Change in unrealized appreciation/(depreciation) of:
     Securities ......................................................................      742,703
     Foreign currencies ..............................................................      (26,227)
                                                                                         -----------
Net change in unrealized appreciation/(depreciation) of investments during the period       716,476
                                                                                         -----------
Net realized and unrealized gain on investments ......................................      674,393
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................   $1,635,797
                                                                                         ===========

--------------------------------------------------
* The Fund's inception date was March 16, 2004.

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FOR THE PERIOD ENDED MAY 31, 2004*

                                                                            PERIOD
                                                                             ENDED
                                                                          5/31/2004*
                                                                        -------------
Net investment income ................................................  $    961,404
Net realized loss on investments .....................................       (42,083)
Net change in unrealized appreciation/(depreciation) of investments
   during the period .................................................       716,476
                                                                        -------------
Net increase in net assets resulting from operations .................     1,635,797

CAPITAL TRANSACTIONS:
Net proceeds from sale of 8,980,236 shares of Common Shares ..........   171,163,298
                                                                        -------------
Net increase in net assets ...........................................   172,799,095

NET ASSETS:
Beginning of period ..................................................            --
                                                                        -------------
End of period ........................................................  $172,799,095
                                                                        =============
Undistributed net investment income at end of period .................  $    919,321
                                                                        =============

--------------------------------------------------
* The Fund's inception date was March 16, 2004.

                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                             PERIOD
                                                              ENDED
                                                           5/31/2004*
                                                           -----------
 Net asset value, beginning of period ...................  $    19.10
                                                           -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................        0.11
 Net realized and unrealized gain on investments ........        0.07
                                                           -----------
 Total from investment operations .......................        0.18
                                                           -----------
 Common shares offering costs charged to paid-in-capital        (0.04)
                                                           -----------
  Net asset value, end of period ........................  $    19.24
                                                           ===========
 Market value, end of period ............................  $    17.70
                                                           ===========
 TOTAL RETURN BASED ON NET ASSET VALUE (A)+ .............        0.73%
                                                           ===========
 TOTAL RETURN BASED ON MARKET VALUE (B)+ ................      (11.50)%
                                                           ===========
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) ...................  $  172,799
 Ratio of operating expenses to average net assets ......        1.47%**
 Ratio of net investment income to average net assets ...        3.14%**
 Portfolio turnover rate ................................        0.00%

--------------------------------------------------
*    The Fund's inception date was March 16, 2004.
**   Annualized
(a) Total return on net asset value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in net asset value per share.
(b) Total return on market value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in stock price per share, all based on market price per share.
+ Total return is not annualized for periods less than one year and does not reflect sales load.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  MAY 31, 2004

                               1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of the objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers ("Infrastructure Issuers") that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets ("Infrastructure Assets") in a select group of countries.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio and other assets. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value, or in the absence of market value, with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures approved by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the computation of a Fund's NAV. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities trading on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in 60 days or less are valued at amortized cost.

The Senior Floating Rate Interests ("Senior Loans") in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  MAY 31, 2004

substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value as determined in good faith under procedures approved by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

REPURCHASE AGREEMENT:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments and Statement of Assets and Liabilities.

FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  MAY 31, 2004

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. As of May 31, 2004, the following adjustment has been reflected in the components of net assets on the Statement of Assets and Liabilities to present these balances on an income tax basis, excluding certain temporary differences. Permanent differences incurred during the period ended May 31, 2004, resulting from differences in book and tax accounting have been reclassified at year end to reflect a decrease to undistributed net investment income by $42,083 and an increase to accumulated realized loss on investments by $42,083. Net assets were not affected by this reclassification.

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income..................       $919,321
Accumulated Net Capital Gains..................           --
Unrealized Appreciation........................        742,703


INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

EXPENSES:

The Fund will pay all expenses directly related to its operations.

ORGANIZATIONAL AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include incorporation fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of initial prospectus, among other fees. First Trust, Macquarie Infrastructure Fund Adviser, LLC ("MIFA") and Four Corners Capital Management, LLC ("Four Corners") have paid all organizational expenses and all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The Fund's share of Common Share offering costs, $359,209, were recorded as a reduction of the proceeds from the sale of Common Shares.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For its investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's total assets (as defined in the prospectus), up to $250 million and 0.35% of the Fund's Total Assets over $250 million.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  MAY 31, 2004

MIFA and Four Corners will serve as the Fund's sub-advisors and will manage the Fund's portfolio subject to First Trust's supervision. MIFA will manage the Core Component and for its portfolio management services, MIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MIFA. If the Fund's Total Assets are greater than $250 million, MIFA will receive an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MIFA invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MIFA is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners will manage the Senior Loan Component and for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

No officer or employee of First Trust received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not an officer or employee of First Trust or any of their affiliates $10,000 per annum plus $1,000 per regularly scheduled meeting attended, $500 per committee meeting attended and reimbursement for travel and out-of-pocket expenses.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended May 31, 2004, aggregated amounts were $162,199,034 and $0, respectively.

As of May 31, 2004, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $2,957,184 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $2,214,481.

                                 5. COMMON STOCK

As of May 31, 2004, 8,980,236 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

                   6. REVOLVING CREDIT AND SECURITY AGREEMENT

The Fund has entered into a Revolving Credit and Security Agreement between the Fund, CRC Funding, LLC, as conduit lender and Citigroup North America, Inc., as secondary lender, which provides for a revolving credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of the Fund's total assets after borrowings). The total commitment under the Revolving Credit and Security Agreement is $75,000,000. There were no borrowings outstanding as of May 31, 2004. Through July 22, 2004, the Fund borrowed $57 million.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  MAY 31, 2004

                                 7. SENIOR LOANS

Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Senior Loans generally have maturities that range from five to eight years; however, the Fund estimates that refinancings and prepayments result in an average maturity of the Senior Loans held in its portfolio is generally between 18-36 months.

Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"),
(ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                            8. CONCENTRATION OF RISK

The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of Infrastructure Issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure Issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                               9. SUBSEQUENT EVENT

On June 17, 2004, the Fund declared a dividend of $0.30 per share which represents a dividend from net investment income to Common Stock Shareholders of record July 8, 2004, payable July 21, 2004.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), as of May 31, 2004 and the related statements of operations, changes in net assets and the financial highlights for the period March 16, 2004 (inception) through May 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the Fund's custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the period March 25, 2004 (inception) through May 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/S/DELOITTE + TOUCHE LLP

Chicago, Illinois
July 22, 2004

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  MAY 31, 2004

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

           (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

           (2) If the Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 988-5891, (2) on the Fund's website located at http://www.ftportfolios.com and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov, when required to be filed pursuant to applicable regulations.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                  MAY 31, 2004

                         BOARD OF TRUSTEES AND OFFICERS
                                   (UNAUDITED)

Information pertaining to the Trustees and officers* of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.


                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson,             o One year             Physician,                 17 portfolios           Trustee, First Trust
Trustee                          o 3 months served      Sportsmed/ Wheaton                                 Closed-End Funds**
D.O.B. 04/51                                            Orthopedics                                        and First Defined
c/o First Trust Advisors L.P.                                                                              Portfolio Fund, LLC
1001 Warrenville Road
Suite 300
Lisle, IL 60532


Niel B. Nielson, Trustee         o One year             President, Covenant        17 portfolios           Director of Good
D.O.B. 03/54                     o 3 months served      College (June 2002                                 News
c/o First Trust Advisors L.P.                           to present); Pastor                                Publisher-Crossway
1001 Warrenville Road                                   (1997 to June 2002),                               Books; Covenant
Suite 300                                               College Church in                                  Transport, Inc.;
Lisle, IL 60532                                         Wheaton                                            Trustee, First Trust
                                                                                                           Closed-End Funds**
                                                                                                           and First Defined
                                                                                                           Portfolio Fund, LLC


Thomas R. Kadlec                 o One year             Vice President and         17 portfolios           Trustee, First Trust
D.O.B. 11/57                     o 3 months served      Chief Financial                                    Closed-End Funds**
c/o First Trust Advisors L.P.                           Officer (1990 to                                   and First Defined
1001 Warrenville Road                                   present); ADM                                      Portfolio Fund, LLC
Suite 300                                               Investor Services,
Lisle, IL 60532                                         Inc. (Futures
                                                        Commission
                                                        Merchant);
                                                        Registered
                                                        Representative (2000
                                                        to present);
                                                        Segerdahl & Company,
                                                        Inc., a NASD member
                                                        (Broker-Dealer)



David M. Oster                   o One year             Trader and Market          6 portfolios            Trustee, First Trust
D.O.B. 03/64                     o 3 months served      Maker, Chicago                                     Closed-End Funds**
c/o First Trust Advisors L.P.                           Options Exchange
1001 Warrenville Road                                   (Self- Employed-1987
Suite 300                                               to present; Options
Lisle, IL 60532                                         Trading and Market
                                                        Making)


--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------

   MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                 MAY 31, 2004

                  BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
                                 (UNAUDITED)


                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,         o One year trustee     President, First           17 portfolios           Chairman of the
President, Chairman of the         term and indefinite  Trust Advisors L.P.                                Board of Directors,
Board and CEO                      officer term         and First Trust                                    BondWave LLC
D.O.B. 09/55                     o 3 months served      Portfolios L.P.;
1001 Warrenville Road                                   Chairman of the
Suite 300                                               Board, BondWave LLC
Lisle, IL 60532

---------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICER(S) WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

Robert F. Carey, Vice            o Indefinite term      Senior Vice                     N/A                     N/A
President                        o 3 months served      President, First
D.O.B. 07/63                                            Trust Advisors L.P.
1001 Warrenville Road                                   and First Trust
Suite 300                                               Portfolios L.P.
Lisle, IL 60532



Mark R. Bradley,                 o Indefinite term      Chief Financial                 N/A                     N/A
Treasurer,                       o 3 months served      Officer, Managing
Controller, Chief                                       Director, First
Financial Officer,                                      Trust Advisors L.P.
Chief Accounting                                        and First Trust
Officer D.O.B. 11/57                                    Portfolios L.P.;
1001 Warrenville Road                                   Chief Financial
Suite 300                                               Officer, BondWave
Lisle, IL 60532                                         LLC



W. Scott Jardine, Secretary      o Indefinite term      General Counsel,                N/A                     N/A
D.O.B. 05/60                     o 3 months served      First Trust Advisors
1001 Warrenville Road                                   L.P. and First Trust
Suite 300                                               Portfolios L.P.;
Lisle, IL 60532                                         Secretary, BondWave
                                                        LLC

                                                                        Page 21

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------

   MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                 MAY 31, 2004

                  BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
                                 (UNAUDITED)


                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                                            OFFICER(S) WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Roger Testin                     o Indefinite term      Senior Vice                     N/A                     N/A
Vice President                   o 3 months served      President, First
D.O.B. 06/66                                            Trust Advisors L.P.
1001 Warrenville Road                                   (August 2001 to
Suite 300                                               present); Analyst,
Lisle, IL 60532                                         Dolan Capital
                                                        Management
                                                        (1998-2001)


Susan M. Brix                    o Indefinite term      Representative,                 N/A                     N/A
Assistant Vice President         o 3 months served      First Trust
D.O.B. 01/60                                            Portfolios L.P.;
1001 Warrenville Road                                   Assistant Portfolio
Suite 300                                               Manager, First Trust
Lisle, IL 60532                                         Advisors L.P.

---------------------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
** First Trust Closed-End Funds include: First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust Value Line(R) & Ibbotson Equity Allocation Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Value Line(R) Dividend Fund and First Trust Value Line(R) 100 Fund.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for the Fund's last two fiscal years (from inception on March 25, 2004 to May 31, 2004) for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such two fiscal years are $15,500.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in the Fund's last two fiscal years (from inception on March 25, 2004 to May 31, 2004) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item are $0.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the adviser's registration statements and are not reported under paragraph (a) of this Item are $0.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in the last two fiscal years (from inception on March 25, 2004 to May 31, 2004) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant are $0.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Fund's adviser are $0.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in the last two fiscal years (from inception on March 25, 2004 to May 31, 2004) for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item, are $0.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item, are $0.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee and shall report any such pre-approval to the full Committee.

         The Committee is also responsible for the approval of the independent auditor's engagements for non-audit services with the Fund's management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Fund's management (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                (b) Not applicable.

                (c) Not Applicable.

                (d) Not applicable.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                  (b) Not Applicable.

                  (c) Not Applicable.

                  (d) Not applicable.

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year (from inception on March 25, 2004 to May 31, 2004) that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant (from inception on March 25, 2004 to May 31, 2004) was $0.

         (h) Not applicable. The audit committee pre-approved all non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not yet applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        First Trust Advisors, L.P. ("First Trust") serves as investment adviser to the Fund. Macquarie Infrastructure Fund Adviser, LLC ("MIFA") and Four Corners Capital Management, LLC ("Four Corners") serve as sub-advisers to the Fund. MIFA manages the portion of the Fund's investment portfolio invested in equity securities while Four Corners manages the portion invested in U.S. dollar denominated senior secured floating-rate loans. Pursuant to an advisory agreement, First Trust is responsible for voting the Fund's proxies. First Trust has delegated the responsibility to vote proxies of the equity portion of the portfolio to MIFA. In the event a proxy relates to the senior secured floating-rate loan portion of the portfolio, First Trust has retained the responsibility to vote those proxies. Both First Trust and MIFA have engaged the services of Institutional Shareholder Services ("ISS"), a third-party proxy service, to make recommendations on the voting of proxies related to securities held by the Fund. The proxy voting procedures of First Trust, MIFA and the ISS guidelines, are attached hereto as appendices.

                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                             STATEMENT & GUIDELINES

[GRAPHIC OMITTED]          U.S. PROXY VOTING POLICY
PVS LOGO                   STATEMENT AND GUIDELINES

                           FIFTH EDITION, JANUARY 2003

--------------------------------------------------------------------------------

ACKNOWLEDGEMENTS

Robert Kellogg, Director
John Keenan, Senior Policy Analyst
Jennifer Galmeijer, Program Administrator and Policy Analyst
Edward Kamonjoh, Research Analyst

--------------------------------------------------------------------------------

COPYRIGHT 2003 BY PROXY VOTER SERVICES PVS), DIVISION OF INSTITUTIONAL SHAREHOLDER SERVICES ISS INC)

All right reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Proxy Voter Services/ISS
2099 Gaither Road, Suite 501
Rockville, MD 20850-4045
301-556-0439
issuewatch@issproxy.com

                                                      U.S. Policy and Guidelines

                              ~ TABLE OF CONTENTS ~


POLICY STATEMENT AND GUIDELINES                      4
BOARD OF DIRECTORS                                   5
PROXY CONTEST DEFENSES                              12
AUDITORS                                            14
ACQUISITIONS AND MERGERS                            15
SHAREHOLDER RIGHTS                                  17
CAPITAL STRUCTURE                                   20
EXECUTIVE AND DIRECTOR COMPENSATION                 23
STATE OF INCORPORATION                              27
SOCIAL AND ENVIRONMENTAL ISSUES                     28
CORPORATE RESPONSIBILITY AND ACCOUNTABILITY         28


                                                      U.S. Policy and Guidelines

                              PROXY VOTER SERVICES
                  PROXY VOTING POLICY STATEMENT AND GUIDELINES
--------------------------------------------------------------------------------

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this PROXY VOTING POLICY STATEMENT AND GUIDELINES is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

                                                      U.S. Policy and Guidelines

                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the REPORT OF THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS' BLUE RIBBON COMMISSION ON DIRECTOR PROFESSIONALISM (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:

o Poor long-term corporate performance record relative to its peer index and S&P 500;
o Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);
o Diversity of board;
o Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and
o Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors:

o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;
o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);
o Failure to establish any key board committees (i.e. audit, compensation, or nominating);

                                                      U.S. Policy and Guidelines

o Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;
o Chapter 7 bankruptcy, SEC violations, and criminal investigations;
o Interlocking directorships;
o Performance of compensation committee members related to egregious executive compensation; and
o Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

o Long-term financial performance of the target company relative to its industry;
o Management's historical track record;
o Background to the proxy contest;
o Qualifications of director nominees (both slates);
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;
o Equity ownership positions; and
o Total impact on all stakeholders.

CEO SERVING AS CHAIRMAN

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies.
Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

                                                      U.S. Policy and Guidelines

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.1

In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy2 is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

o Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.
o Generally support shareholder proposals calling for the separation of the CEO and chairman positions.
o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

INDEPENDENT DIRECTORS

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors

----------------------
1 Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco. U.S.

2 New PVS policy implemented October 1, 2002.

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                                                                          Page 7
or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

o Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.
o Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.
o Vote AGAINST boards with a majority insider board composition.

DIRECTOR DIVERSITY

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.
o Support endorsement of a policy of board inclusiveness.
o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD STRUCTURE

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board

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

is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

o Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

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
Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

o Vote AGAINST proposals to eliminate cumulative voting.
o Vote FOR proposals to permit cumulative voting.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

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
o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.
o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

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
                             PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.
o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.
o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

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
SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

o Vote AGAINST proposals that provide that directors may be removed only for cause.
o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.
o Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.
o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

o Vote FOR proposals that seek to fix the size of the board.
o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

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

                                    AUDITORS
--------------------------------------------------------------------------------

AUDITOR RATIFICATION

The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
o Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.
o WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.
o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

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
                            MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o Impact of the merger on shareholder value;
o Anticipated financial and operating benefits realizable through combined synergies;
o Offer price (cost vs. premium).
o Financial viability of the combined companies as a single entity;
o Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;
o Fairness opinion (or lack thereof);
o Changes in corporate governance and their impact on shareholder rights; and
o Impact on community stakeholders and employees in both workforces.

FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises-- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that-- absent of board or shareholder approval of the acquisition-- the bidder must pay the remaining shareholders the same price for their shares that brought control.

o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair

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

value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.

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
                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

CONFIDENTIAL VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

o Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

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
o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
o Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

o Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

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
SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

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
                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.
o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively

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

an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments-- such as fixed dividend payments and seniority of claims to common stock-- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.
o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.
o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

o Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company

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

to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?
o CHANGE IN CONTROL: Will the transaction result in a change-in-control of the company?
o BANKRUPTCY: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?
o POSSIBLE SELF-DEALINGS: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

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
                                  COMPENSATION
--------------------------------------------------------------------------------

STOCK OPTION PLANS

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

o DILUTION: Vote AGAINST plans in which the potential voting power dilution
(VPD) of all shares outstanding exceeds 12 percent.
o FULL MARKET VALUE: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.
o REPRICING: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

                                                      U.S. Policy and Guidelines

o The repricing is value for value;
o If the five most highly compensated employees are excluded from the repricing;
o If the plan is broad based; and
o If the current vesting schedule is maintained.

STOCK OPTION EXPENSING

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

o Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-RELATED COMPENSATION PROPOSALS

o Vote FOR amendments that place a cap on annual grants or amend administrative features.
o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

                                                      U.S. Policy and Guidelines

o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.
o Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

o Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of

                                                      U.S. Policy and Guidelines
the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.
o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.
o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

O Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification.
o Generally vote AGAINST all proposals to ratify golden parachutes.
o Vote on tin parachutes on a CASE-BY-CASE basis.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

o Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                                                      U.S. Policy and Guidelines

                             STATE OF INCORPORATION
--------------------------------------------------------------------------------

VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

OFFSHORE REINCORPORATIONS & TAX HAVENS

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

o Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;
o The transparency (or lack thereof) of the new locale's legal system;
o Adoption of any shareholder-unfriendly corporate law provisions;
o Actual, qualified tax benefits;
o Potential for accounting manipulations and/or discrepancies;
o Any pending U.S. legislation concerning offshore companies; and
o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                                                      U.S. Policy and Guidelines

                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY
                 SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES
--------------------------------------------------------------------------------

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value.

In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o Percentage of sales, assets, and earnings affected;
o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o Whether the issues presented should be dealt with through government or company-specific action;
o Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o Whether the company's analysis and voting recommendation to shareholders is persuasive;
o What its industry peers have done in response to the issue;
o Whether the proposal itself is well framed and reasonable;
o Whether implementation of the proposal would achieve the objectives sought in the proposal; and
o Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

                                                      U.S. Policy and Guidelines

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

MILITARY SALES

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

o Generally support reports on foreign military sales and economic conversion of facilities.
o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

POLITICAL CONTRIBUTIONS REPORTING

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

o Support proposals affirming political non-partisanship.
o Support reporting of political and political action committee (PAC) contributions.
o Support establishment of corporate political contributions guidelines and reporting provisions.

                                                      U.S. Policy and Guidelines

EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.
o Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.
o Vote FOR non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

o Generally support proposals that incorporate high-performance workplace standards.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce pay-outs to long term employees who are currently vested in plans.

                                                      U.S. Policy and Guidelines

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the NATIONAL ASSOCIATION OF MANUFACTURERS and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

o Support non-discrimination in retirement benefits.

FAIR LENDING

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

o Support compliance with fair-lending laws.
o Support reporting on overall lending policies and data.

CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition,

                                                      U.S. Policy and Guidelines
environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

o Vote FOR the adoption of the CERES Principles.
o Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

PVS will generally support proposals that:

                                                      U.S. Policy and Guidelines

o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.
o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.
o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.
o Create incentives to encourage suppliers to raise standards rather than terminate contracts.
o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.
o Request public disclosure of contract supplier reviews on a regular basis.
o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively;
ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

o Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).
o Support the implementation and reporting on ILO codes of conduct.
o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

                                                      U.S. Policy and Guidelines

INTERNATIONAL FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

                                                      U.S. Policy and Guidelines
                                                                         Page 34

                           FIRST TRUST ADVISORS, L.P.
                   MACQUARIE INFRASTRUCTURE FUND ADVISER, LLC
  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. ("FIRST TRUST") serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "FUND"). Macquarie Infrastructure Fund Adviser, LLC ("MIFA") serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "CORE COMPONENT"). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "SENIOR LOAN Component"). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component, and MIFA has full responsibility for proxy voting and related duties with respect to the Core Component. In fulfilling these duties, First Trust and MIFA (each, an "ADVISER") and the Fund have adopted the following policies and procedures:

          1. It is each Adviser's policy to seek to ensure that proxies for securities held by the Fund in the Core Component or Senior Loan Component, as applicable, are voted consistently and solely in the best economic interests of the Fund.

          2. Each Adviser shall be responsible for the oversight of the Fund's proxy voting process with respect to securities held by the Fund in the Core Component or Senior Loan Component, as applicable, and shall assign a senior member of its staff to be responsible for this oversight.

          3. Each Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by the Fund in the Core Component or Senior Loan Component, as applicable. ISS provides voting recommendations based on established guidelines and practices. Each Adviser has adopted these ISS Proxy Voting Guidelines.

          4. Each Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, an Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the Fund.

          5. If an Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if an Adviser has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If the Fund requests an Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

          7. Each Adviser may have clients in addition to the Fund which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  March 8, 2004

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     On February 19, 2004, Registrant's Board of Trustees adopted a Nominating and Governance Committee Charter. In the event a vacancy on the Board occurs, the Nominating and Governance Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Committee may retain a search firm to identify candidates. Shareholders of the Fund who wish to recommend a person for nomination as a candidate for a position on the Fund's Board should mail such recommendation to the Fund, attention W. Scott Jardine, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Recommendations must include (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate;
(d) information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairperson of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND
                  & INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chief Executive Officer
                           (principal executive officer)

Date                                AUGUST 5, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chief Executive Officer
                           (principal executive officer)

Date                                AUGUST 5, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Chief Financial Officer
                           (principal financial officer)

Date                                AUGUST 5, 2004
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.